Exhibit 10.74

Marathon Petroleum
Executive Deferred Compensation Plan
Adoption Agreement
(As Originally Effective January 1, 2021)

Table of Contents

1.01 Preamble	2
1.02 Plan	2
1.03 Plan Sponsor	2
1.04 Employer	3
1.05 Administrator	3
1.06 Key Employee Determination Dates	3
2.01 Participation	4
3.01 Compensation	5
3.02 Bonuses	6
4.01 Participant Contributions	7
5.01 Employer Contributions	9
6.01 Distributions	13
7.01 Vesting	19
8.01 Unforeseeable Emergency	23
9.01 Investment Decisions	24
10.01 Trust	25
11.01 Termination Upon Change In Control	26
11.02 Automatic Distribution Upon Change In Control	26
11.03 Change In Control	26
12.01 Governing State Law	27
Appendix A	29

June 2020

1.01    Preamble
By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)☒    adopts a new plan as of January 1, 2021

(b)☐    amends and restates its existing plan as of _______________ which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date.

    Original Effective Date: [month, day, year]

    Pre-409A Grandfathering: ☐ Yes    ☐ No

1.02    Plan

Plan Name:	Marathon Petroleum Executive Deferred Compensation Plan

Plan Year:	January 1 – December 31

1.03    Plan Sponsor

Name:	Marathon Petroleum Company LP

Address:	539 South Main Street, Findlay, OH 45840

Phone #:	419-422-2121

EIN #:	31-1537655

Fiscal Year:

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?    ☒ Yes    ☐ No

June 2020

1.04    Employer
The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market
	Yes	No
Marathon Petroleum Company LP and such other affiliates as may be designated from time to time by the Sponsor	☒	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05    Administrator
The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	The individual designated by the Board of Directors of Marathon Petroleum Corporation or a committee thereof, or, in each case, its authorized delegate; provided, that in the absence of any such designation, the Plan Sponsor

Address:	539 South Main Street, Findlay, OH 45840

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06    Key Employee Determination Dates
The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

June 2020

2.01    Participation
(a)☒    Employees [complete (i), (ii) or (iii)]

(i)☐    Eligible Employees are selected by the Employer.

(ii)☒    Eligible Employees are those employees of the Employer who satisfy the following criteria:

In compensation grade 16 or above as designated by the Administrator

(iii)☐    Employees are not eligible to participate.

(b)☒    Directors [complete (i), (ii) or (iii)]

(i)    ☐    All Directors are eligible to participate.

(ii)    ☐    Only Directors selected by the Employer are eligible to participate.

(iii)    ☒    Directors are not eligible to participate.

June 2020

3.01    Compensation
For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)☒    Compensation is defined as:

Gross Pay as defined in the Marathon Petroleum Thrift Plan without regard to any Code limitations

(b)☐    Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)☐    Director Compensation is defined as:

(d)☐    Compensation shall, for all Plan purposes, be limited to $.

(e)☐    Not Applicable.

June 2020

3.02    Bonuses
Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation
	Yes	No
Annual Cash Bonus	☐	☒
	☐	☐
	☐	☐
	☐	☐
	☐	☐

☐    Not Applicable.

June 2020

4.01    Participant Contributions
If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i) Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Base Salary			5%	20%	1%
			%	%	%
			%	%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii) Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Cash Bonus			5%	20%	1%

			%	%	%

(iii) Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%

June 2020

(iv) Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer			%	%	%
Meeting Fees Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b)Election Period

(i) Performance Based Compensation

A special election period

☐    Does

☒    Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒    May

☐    May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c)No Participant Contributions

☐    Participant contributions are not permitted under the Plan.

June 2020

5.01    Employer Contributions
If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)Matching Contributions

(i)Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)☐    [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

(B)☐    An amount determined by the Employer in its sole discretion

(C)☐    Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation

(D)☒    Other:

(1)	Any matching contribution that would have been made under the Marathon Petroleum Thrift Plan or the Marathon Petroleum Excess Benefit Plan but that is not made solely because of limitations under the Code or any compensation limit imposed on deferrals in the Marathon Petroleum Thrift Plan. The match determined under this paragraph shall be determined at the rate of the maximum match rate as in effect under the Marathon Petroleum Thrift Plan. Notwithstanding any other provision of the Plan to the contrary, the matching contribution provided under this subparagraph 5.01(a)(i)(D)(1) shall be made to any Participant regardless of whether the Participant elects to make a deferral to this Plan under Section 4.01(a).

(2)	Any deferral made under Section4.01(a) of this Plan at the maximum match rate as in effect under the Marathon Petroleum Thrift Plan.

(E)☐    Not Applicable [Proceed to Section 5.01(b)]

(ii)Eligibility for matching contribution

June 2020

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)☐    Describe requirements:

(B)☐    Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C)☒    No requirements

(iii)Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year

(B)☐    At such times as the Employer shall determine in its sole discretion

(C)☐    At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D)☒    Other:

In the manner as determined by the Administrator in its sole discretion

(b)Other Contributions

(i)Amount

June 2020

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)☐    An amount equal to [insert percentage]% of the Participant’s Compensation

(B)☐    An amount determined by the Employer in its sole discretion

(C)☐    Contributions for each Participant shall be limited to $

(D)☐    Other:

(E)☒    Not Applicable [Proceed to Section 6.01]

(ii)Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)☐    Describe requirements:

(B)☐    Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)☐    No requirements

(iii)Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

June 2020

(A)☐    As of the last day of the Plan Year

(B)☐    At such times or times as the Employer shall determine in its sole discretion

(C)☐    Other:

(c)No Employer Contributions

☐    Employer contributions are not permitted under the Plan.

June 2020

6.01    Distributions
The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)Timing of Distributions

(i)All distributions shall commence in accordance with the following [choose one]:

(A)☐    As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)☒    Monthly on specified day first day of month

(C)☐    Annually on specified month and day [insert month and day]

(D)☐    Calendar quarter on specified month and day [insert month and day] Q[insert numerical quarter 1, 2, 3, or 4]

(ii)The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)☐    Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for [insert number of months] months

(B)☐    Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)☐    Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)☒    Not applicable

June 2020

(b)Distribution Events

(i)Participant Contributions under Section 4.01(a)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☒	Specified Date	☒	2 - 5 years
(B)	☐	Specified Age	☐	years
(C)	☐	Separation from Service	☐	years
(D)	☒	Separation from Service plus 2 months	☒	2 - 5 years
(E)	☐	Separation from Service plus ___ months [not to exceed ___ months]	☐	years
(F)	☐	Retirement	☐	years
(G)	☐	Retirement plus 6 months	☐	years
(H)	☐	Retirement plus ___ months	☐	years
(I)	☐	Disability	☐	years
(J)	☐	Death	☐	years
(K)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be three years.

Installments may be paid [select each that applies]

☐    Monthly

☐    Quarterly

☒    Annually

June 2020

(ii)Employer Contributions under Section 5.01(a) and (b)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(A)	☒	Specified Date	☒	2 - 5 years
(B)	☐	Specified Age	☐	years
(C)	☐	Separation from Service	☐	years
(D)	☒	Separation from Service plus 2 months	☒	2 - 5 years
(E)	☐	Separation from Service plus ___ months [not to exceed ___ months]	☐	years
(F)	☐	Retirement	☐	years
(G)	☐	Retirement plus 6 months	☐	years
(H)	☐	Retirement plus ___ months	☐	years
(I)	☐	Disability	☐	years
(J)	☐	Death	☐	years
(K)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be three (3) years.

Installments may be paid [select each that applies]

☐    Monthly

☐    Quarterly

☒    Annually

June 2020

(c)Specified Date and Specified Age elections may not extend beyond age Not Applicable.

(d)Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events	Form of Payment
	Lump Sum	Installments

☐ Separation from Service	☐

☐ Separation from Service before Retirement	☐

☒ Death	☒

☐ Disability	☐

☐ Not Applicable	☐

(e)Involuntary Cashouts

☐    If the Participant’s vested Account at the time of his Separation from Service does not exceed $, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☒    There are no involuntary cashouts.

(f)Retirement

☐    Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☒    No special definition of Retirement applies.

June 2020

(g)Distribution Election Change

A Participant

☒    Shall

☐    Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification one number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)Frequency of Elections

The Plan Sponsor

☒    Has

☐    Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

June 2020

(i)Disability

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐    Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☐    As determined by the Employer’s long term disability insurance policy.

☐    As follows [insert description of requirements]:

☒    Not applicable.

June 2020

7.01    Vesting
(a)Matching Contributions

The Participant’s vested interest in the amount credited to his Account attributable to matching contributions shall be based on the following schedule:

☒	Years of Service	Vesting %

	0	100%	[insert “100” if there is immediate vesting]

	1%

	2%

	3%

	4%

	5%

	6%

	7%

	8%

	9%

☐    Other:

☐    Class year vesting applies:

☐    Not applicable.

June 2020

(b)Other Employer Contributions

The Participant’s vested interest in the amount credited to his Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☐    Other:

☐    Class year vesting applies:

☒    Not applicable.

June 2020

(c)Acceleration of Vesting

The Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i)☐    Death.

(ii)☐    Disability.

(iii)☐    Change in Control.

(iv)☐    Eligibility for Retirement.

(v)☐    Other:

(vi)☒        Not applicable.

(d)Years of Service

(i)A Participant’s Years of Service shall include all service performed for the Employer and

☐    Shall

☐    Shall Not

include service performed for the Related Employer.

June 2020

(ii)Years of Service shall also include service performed for the following entities:

(iii)Years of Service shall be determined in accordance with [select one]:

(A)☐    The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)☐    The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)☐    Participant’s Years of Service credited under:

(D)☐    Other:

(iv)☒    Not applicable.

June 2020

8.01    Unforeseeable Emergency
(a)A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

    ☐    Will

    ☒    Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

    ☐    Will

    ☐    Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

June 2020

9.01    Investment Decisions
Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)☒    The Participant or his Beneficiary

(b)☐    The Employer

June 2020

10.01    Trust
The Employer [select one]:

    ☐    Does

    ☒    Does Not

intend to establish a rabbi trust as provided in Article 11 of the Plan.

June 2020

11.01    Termination Upon Change In Control
The Plan Sponsor

    ☐    Reserves

    ☒    Does Not Reserve

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02    Automatic Distribution Upon Change In Control
Distribution of the remaining vested balance of each Participant’s Account

    ☐    Shall

    ☒    Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03    Change In Control
A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)☐    A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)☐    A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)☐    A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)☒    Not Applicable.

June 2020

12.01    Governing State Law
The laws of Ohio shall apply in the administration of the Plan to the extent not preempted by ERISA.

June 2020

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this day 9th of December, 2020.

Plan Sponsor:	Marathon Petroleum Company LP
By:	/s/ Fiona Laird
Title:	Chief Human Resources Officer, Marathon Petroleum Corporation

June 2020

Appendix A
Special Effective Dates
Not Applicable

June 2020